    AS FILED WITH THE SECURITIES AND EXCHANGE COMMISSION ON JULY 14, 1995

                                                     REGISTRATION NO. 33-59401
===============================================================================

                      SECURITIES AND EXCHANGE COMMISSION
                            WASHINGTON, D.C. 20549
                                ----------------

                               AMENDMENT NO. 2

                                      TO
                                   FORM S-3
                            REGISTRATION STATEMENT
                                    UNDER
                          THE SECURITIES ACT OF 1933
                                ----------------
                       CALIFORNIA ENERGY COMPANY, INC.
            (EXACT NAME OF REGISTRANT AS SPECIFIED IN ITS CHARTER)

           DELAWARE                            94-2213782
(STATE OR OTHER JURISDICTION OF             (I.R.S. EMPLOYER
        INCORPORATION)                     IDENTIFICATION NO.)

           302 SOUTH 36TH STREET, SUITE 400, OMAHA, NEBRASKA 68131
                                (402) 341-4500
        (ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING
           AREA CODE, OF REGISTRANT'S PRINCIPAL EXECUTIVE OFFICES)
                                ----------------
                           STEVEN A. MCARTHUR, ESQ.
             SENIOR VICE PRESIDENT, GENERAL COUNSEL AND SECRETARY
                       CALIFORNIA ENERGY COMPANY, INC.
           302 SOUTH 36TH STREET, SUITE 400, OMAHA, NEBRASKA 68131
                                (402) 341-4500
   (NAME, ADDRESS, INCLUDING ZIP CODE, AND TELEPHONE NUMBER, INCLUDING AREA
                         CODE, OF AGENT FOR SERVICE)
                                ----------------
                                 WITH COPIES TO:

      PETER J. HANLON, ESQ.                    STACY J. KANTER, ESQ.
    WILLKIE FARR & GALLAGHER           SKADDEN, ARPS, SLATE, MEAGHER & FLOM
      ONE CITICORP CENTER                        919 THIRD AVENUE
     153 EAST 53RD STREET                    NEW YORK, NEW YORK 10022
    NEW YORK, NEW YORK 10022                      (212) 735-3000
         (212) 821-8000
                                ----------------

   APPROXIMATE DATE OF COMMENCEMENT OF PROPOSED SALE TO THE PUBLIC: As soon as practicable after this Registration Statement becomes effective.

   If the only securities being registered on this form are being offered pursuant to dividend or interest reinvestment plans, please check the following box. [ ]

   If any of the securities being registered on this Form are to be offered on a delayed or continuous basis pursuant to Rule 415 under the Securities Act of 1933, other than securities offered only in connection with dividend or interest reinvestment plans, please check the following box. [ ]

   If this Form is filed to register additional securities for an offering pursuant to Rule 462(b) under the Securities Act, please check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

   If this Form is a post-effective amendment filed pursuant to Rule 462(c) under the Securities Act, check the following box and list the Securities Act registration statement number of the earlier effective registration statement for the same offering. [ ]

   If delivery of the prospectus is expected to be made pursuant to Rule 434, please check the following box. [ ]

   THE REGISTRANT HEREBY AMENDS THIS REGISTRATION STATEMENT ON SUCH DATE OR DATES AS MAY BE NECESSARY TO DELAY ITS EFFECTIVE DATE UNTIL THE REGISTRANT SHALL FILE A FURTHER AMENDMENT THAT SPECIFICALLY STATES THAT THIS REGISTRATION STATEMENT SHALL THEREAFTER BECOME EFFECTIVE IN ACCORDANCE WITH
SECTION 8(A) OF THE SECURITIES ACT OF 1933 OR UNTIL THIS REGISTRATION STATEMENT SHALL BECOME EFFECTIVE ON SUCH DATE AS THE SECURITIES AND EXCHANGE COMMISSION, ACTING PURSUANT TO SAID SECTION 8(A), MAY DETERMINE.

===============================================================================

                               EXPLANATORY NOTE


   This Amendment No. 2 to the Registration Statement on Form S-3 of California Energy Company, Inc. is being made solely for the purpose of filing the exhibits attached thereto. No changes have been made to the Prospectus included therein.

                                   PART II

                    INFORMATION NOT REQUIRED IN PROSPECTUS

ITEM 14.  OTHER EXPENSES OF ISSUANCE AND DISTRIBUTION.

   The following table sets forth the various expenses in connection with the sale and distribution of the securities being registered which will be paid solely by the Company. All the amounts shown are estimates, except the Commission registration fee and the NASD filing fee:

Commission Registration Fee  ... $   68,966
NASD Fees ......................     20,500
Trustee Fees ...................      5,000
Rating Agency Fees .............    185,000
Printing and Engraving Expenses     185,000
Legal Fees and Expenses ........    500,000
Accounting Fees and Expenses  ..    150,000
Blue Sky Fees and Expenses  ....     20,000
Miscellaneous Expenses .........     65,534
                                 ------------
  Total ........................ $1,200,000
                                 ============


ITEM 15. INDEMNIFICATION OF DIRECTORS AND OFFICERS.

   Section 145 of the General Corporation Law of the State of Delaware (the "DGCL") grants each corporation organized thereunder, such as the Company, the power to indemnify its directors and officers against liabilities for certain of their acts. Article EIGHTH of the Company's Restated Certificate of Incorporation and Article V of the Company's By-Laws provide for indemnification of directors and officers of the Company to the fullest extent permitted by the DGCL. Article V of the Company's By-Laws further provides that the Company may enter into contracts providing indemnification to the full extent authorized or permitted by the DGCL and that the Company may create a trust fund, grant a security interest and/or use other means to ensure the payment of such amounts as may become necessary to effect indemnification pursuant to such contracts or otherwise.

   Section 102(b)(7) of the DGCL permits a provision in the certificate of incorporation of each corporation organized thereunder, such as the Company, eliminating or limiting, with certain exceptions, the personal liability of a director to the corporation or its stockholders for monetary damages for certain breaches of fiduciary duty as a director. Article EIGHTH of the Company's Restated Certificate of Incorporation eliminates the personal liability of directors to the full extent permitted by the DGCL.

   The foregoing statements are subject to the detailed provisions of Sections 145 and 102(b)(7) of the DGCL, Article EIGHTH of the Company's Restated Certificate of Incorporation and Article V of Company's By-Laws.

 ITEM 16. EXHIBITS AND FINANCIAL STATEMENT SCHEDULES.

   A. Exhibits


  EXHIBIT NO.    DESCRIPTION OF EXHIBIT
  -----------    ----------------------
  1.1            Form of Underwriting Agreement between the Registrant and CS First Boston.
 *2.1            Agreement and Plan of Merger, dated as of December 5, 1994, among California Energy Company,
                 Inc., CE Acquisition Company, Inc., and Magma Power Company (incorporated by reference to Exhibit
                 2.1 of the Registrant's Registration Statement on Form S-4 filed with the Commission on December
                 23, 1994, File No. 33-57053).
  4.1            Form of Indenture between The Bank of New York, as Trustee and California Energy Company, Inc.
  4.2            Form of Note (included in 4.1).
  5.1            Opinion of Willkie Farr & Gallagher regarding the legality of the Notes offered hereby.
 12.1            Statement re: Computation of Consolidated Ratio of Earnings to Fixed Charges--The Company.
*12.2            Statement re: Computation of Consolidated Ratio of Earnings to Fixed Charges-- Magma.
*15.1            Awareness Letter for Review Reports of Deloitte & Touche LLP.
*23.1            Consent of Deloitte & Touche LLP.
*23.2            Consent of Coopers & Lybrand L.L.P.
*23.3            Consent of Stone & Webster Engineering Corporation.
 23.4            Consent of Willkie Farr & Gallagher (set forth in their opinion filed as Exhibit 5.1 to this
                 Registration Statement).
*24.1            Power of Attorney.
 25.1            Statement of Eligibility on Form T-1.
- ---------------
*  Previously filed.


ITEM 17. UNDERTAKINGS.

   (1) The undersigned Registrant hereby undertakes that, for purposes of determining any liability under the Securities Act, each filing of the Registrant's annual report pursuant to section 13(a) or section 15(d) of the Exchange Act (and, where applicable, each filing of an employee benefit plan's annual report pursuant to section 15(d) of the Exchange Act) that is incorporated by reference in the registration statement shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

   (2) Insofar as indemnification for liabilities arising under the Securities Act may be permitted to directors, officers and controlling persons of the Registrant pursuant to the foregoing provisions, or otherwise, the Registrant has been advised that in the opinion of the Commission such indemnification is against public policy as expressed in the Securities Act and is, therefore, unenforceable. In the event that a claim for indemnification against such liabilities (other than the payment by the Registrant of expenses incurred or paid by a director, officer or controlling person of the Registrant in the successful defense of any action, suit or proceeding) is asserted by such director, officer or controlling person in connection with the securities being registered, the Registrant will, unless in the opinion of its counsel the matter has been settled by controlling precedent, submit to a court of appropriate jurisdiction the question whether such indemnification by it is against public policy as expressed in the Securities Act and will be governed by the final adjudication of such issue.

    (3) The undersigned Registrant hereby undertakes that:

       (a) For purposes of determining any liability under the Securities Act, the information omitted from the form of prospectus filed as part of this Registration Statement in reliance upon Rule 430A and contained in a form of prospectus filed by the Registrant pursuant to Rule 424(b)(1) or
    (4) or 497(h) under the Securities Act shall be deemed to be part of the Registration Statement as of the time it was declared effective.

       (b) For the purpose of determining any liability under the Securities Act, each post-effective amendment that contains a form of prospectus shall be deemed to be a new registration statement relating to the securities offered therein, and the offering of such securities at that time shall be deemed to be the initial bona fide offering thereof.

                                  SIGNATURES


   Pursuant to the requirements of the Securities Act of 1933, the Registrant certifies that it has reasonable grounds to believe that it meets all of the requirements for filing on Form S-3 and has duly caused this Amendment No. 2 to the Registration Statement to be signed on its behalf by the undersigned, thereunto duly authorized, in the City of Omaha, State of Nebraska, on July 14, 1995.
                                            CALIFORNIA ENERGY COMPANY, INC.

                                            By: /s/ David L. Sokol
                                                ----------------------------
                                                David L. Sokol
                                                Chairman of the Board of
                                                Directors and Chief Executive
                                                Officer

   Pursuant to the requirements of the Securities Act of 1933, this Amendment No. 2 to the Registration Statement has been signed by the following persons in the capacities and on the dates indicated.

        SIGNATURE                          TITLE                          DATE
- -----------------------  ----------------------------------------  ----------------
   /s/ David L. Sokol    Chairman of the Board of Directors and    July 14, 1995
- ------------------------ Chief Executive Officer (Principal
       David L. Sokol    Executive Officer)

   /s/ John G. Sylvia    Senior Vice President, Chief Financial    July 14, 1995
- ------------------------ Officer and Treasurer (Principal
       John G. Sylvia    Financial Officer)

      /s/ Greg Abel      Vice President, Controller and Chief      July 14, 1995
- ------------------------ Accounting Officer
          Greg Abel

            *            Director                                  July 14, 1995
- ------------------------
    Edgar D. Aronson

            *            Director                                  July 14, 1995
- ------------------------
     Judith E. Ayers

                         Director
- ------------------------
     James Q. Crowe


                               II-4







        SIGNATURE                          TITLE                          DATE
- -----------------------  ----------------------------------------  ----------------

            *                             Director                 July 14, 1995
- ------------------------
  Richard K. Davidson

            *                             Director                 July 14, 1995
- ------------------------
       Ben M. Holt

            *                             Director                 July 14, 1995
- ------------------------
    Richard R. Jaros

            *                             Director                 July 14, 1995
- ------------------------
    Walter Scott, Jr.


- ------------------------                  Director
  Bernard W. Reznicek

            *                             Director                 July 14, 1995
- ------------------------
     John R. Shiner

            *                             Director                 July 14, 1995
- ------------------------
      David E. Wit

* By: /s/ Steven A. McArthur
     ------------------------
          Steven A. McArthur
          Attorney-in-fact

                               II-5







                                EXHIBIT INDEX


 EXHIBIT NO. DESCRIPTION                                                                  PAGE
 ----------- -----------                                                                 ------

  1.1        Form of Underwriting Agreement between the Registrant and CS First
             Boston.
 *2.1        Agreement and Plan of Merger, dated as of December 5, 1994, among
             California Energy Company, Inc., CE Acquisition Company, Inc., and Magma
             Power Company (incorporated by reference to Exhibit 2.1 of the
             Registrant's Registration Statement on Form S-4 filed with the
             Commission on December 23, 1994, File No. 33-57053).
  4.1        Form of Indenture between The Bank of New York, as Trustee and
             California Energy Company, Inc.
  4.2        Form of Note (included in 4.1).
  5.1        Opinion of Willkie Farr & Gallagher regarding the legality of the Notes offered hereby.
 12.1        Statement re: Computation of Consolidated Ratio of Earnings to Fixed
             Charges -- The Company.
*12.2        Statement re: Computation of Consolidated Ratio of Earnings to Fixed
             Charges -- Magma.
*15.1        Awareness Letter for Review Reports of Deloitte & Touche LLP.
*23.1        Consent of Deloitte & Touche LLP.
*23.2        Consent of Coopers & Lybrand L.L.P.
*23.3        Consent of Stone & Webster Engineering Corporation.
 23.4        Consent of Willkie Farr & Gallagher (set forth in their opinion filed as
             Exhibit 5.1 to this Registration Statement).
*24.1        Power of Attorney.
 25.1        Statement of Eligibility of Trustee on Form T-1.
- ---------------
* Previously filed.